UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PERPETUA RESOURCES CORP.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PERPETUA RESOURCES CORP. SHAREHOLDER MEETING TO BE HELD ON MAY 18, 2023 (the

“Annual Meeting”).

You are receiving this notification as Perpetua Resources Corp. (the “Company”) is using Notice of Internet Availability of Proxy Materials pursuant to Rule 14a-16 under the Securities and Exchange Act of 1934, as amended, for electronic delivery of the Company’s Proxy Statement dated April 6, 2023 (the “Proxy Statement”) to its shareholders in relation to the Annual Meeting.

When Thursday, May 18, 2023, 10:00 a.m., Mountain Time	Where Online at meetnow.global/MZA9AHQ

To vote your securities, you may vote online at www.investorvote.com, by telephone at 1-866-732-VOTE (8683), by following the instructions on your Voting Instruction Form that was sent to you or by mailing the enclosed Proxy or Voting Instruction Form to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 for receipt before 10:00 a.m. Mountain time on May 16, 2023.

You have the right to vote on proposals being presented at the Annual Meeting. At the Annual Meeting, shareholders will be asked to vote on the following:

1.	To elect the nine directors named in the Proxy Statement to serve until the next Annual Meeting or until their respective successors are elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2023 at renumeration to be set by the directors; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ITEMS 1, 2, AND 3.

THIS IS NOT A VOTABLE BALLOT. This is an overview of the proposals being presented at the upcoming shareholder meeting. SHAREHOLDERS ARE REMINDED TO VIEW THE MEETING MATERIALS PRIOR TO VOTING. The meeting materials can be viewed online on the Company’s website at https://www.investors.perpetuaresources.com/investors/shareholder-materials . We encourage you to access and review all of the information included in the proxy materials before voting.

You can view the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.perpetuaresources.com, (2) call 1-855-703-4653 or (3) send an email to info@perpetuacorp.us. If sending an email, please include your control number in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Please see the enclosed Proxy Card or Voting Instruction Form for your control number to access your form of proxy.

PERPETUA RESOURCES CORP. Computershare 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Security Class Holder Account Number Form of Proxy - Annual General Meeting to be held on May 18, 2023 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy Security Class Holder Account Number 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 10:00 am, Mountain Time on May 16, 2023. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Virtually Attend the Meeting Call the number listed BELOW from a touch tone telephone. Go to the following web site: www.investorvote.com Smartphone? Scan the QR code to vote now. You can attend the meeting virtually by visiting the URL povided on the back of this document. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Perpetua Resources Corp. (the "Company") hereby appoint: Laurel Sayer, or failing this person, Jessica Largent (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to https://www.computershare.com/Perpetua and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held online at https://meetnow.global/MZA9AHQ on Thursday, May 18, 2023 at 10:00 am, Mountain Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Marcelo Kim	☐	☐	02. Chris Papagianis	☐	☐	03. Laurel Sayer	☐	☐
04. Jeff Malmen	☐	☐	05. Chris J. Robison	☐	☐	06. Bob Dean	☐	☐
07. Alex Sternhell	☐	☐	08. Laura Dove	☐	☐	09. Rich Haddock	☐	☐

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	For	Withhold
2. **Appointment of Auditors** Ratify the appointment of PriceWaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ending December 31, 2023 at a renumeration to be set by the Directors.	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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